UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   Form 8-K/A
                                 Amendment No. 1
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  April 14, 2003


                Life Sciences Research, Inc. ("LSR")
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       (Exact name of registrant as specified in its charter)



                                    Maryland
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                 (State or other jurisdiction of incorporation)


      0-33505                                               52-2340150
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(Commission File Number)                 (I.R.S. Employer Identification Number)


        Mettlers Road, East Millstone, NJ                   08875
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
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(Former name or former address, if changed since last report)

     This Amendment No. 1 to Form 8-K/A amends the Form 8-K/A filed on March 13, 2003 to read as follows:

     Item 4. Change in Registrant's Certifying Accountant

     (a)  Previous Auditors

     (1)   (i) LSR  announced  on  February  28,  2003,  that its   independent
               auditors, Deloitte & Touche LLP ("D&T"), would not stand for reelection following completion of the 2002 audit. D&T completed such audit and delivered its auditors report dated March 26, 2003 on March 28, 2003. D&T advised LSR that their decision was made as a result of harassment they received from animal rights extremists and not as a result of any accounting dispute, disagreement or concern with LSR as of the date of such announcement.

          (ii) The reports of D&T on LSR's financial statements for the past two years ended December 31, 2002 and 2001, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii)D&T advised LSR of its determination that following completion of its 2002 audit D&T would not stand for reappointment.

          (iv) In connection with the audits of the Company's financial statements for the past two years ended December 31, 2002 and
               2001, and through the date of this report, there were no disagreements with D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in connection with its report.

          (v) During the past two years ended December 31, 2002 and 2001 and through the date of this report, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     (2) D&T has not yet furnished LSR with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. LSR will file such letter as Exhibit 16 on Amendment No. 2 to Form 8-K/A within ten business days or two days of receipt of such letter, whichever is earlier.

     (b)  New Auditors

          (i)  LSR has not yet engaged new auditors to replace D&T.

     Item 7. Financial Statements and Exhibits

     (c)  Exhibits.
          ---------
          Exhibit

          None.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 14, 2003                  LIFE SCIENCES RESEARCH, INC.



                                        By:      /s/ Richard Michaelson
                                                 ------------------------------
                                        Name:  Richard Michaelson
                                        Title: CFO and Secretary